UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) March 9, 2025

Rocket Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39432	84-4946470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 Woodward Avenue Detroit, MI 48226
(Address of principal executive offices) (Zip Code)

(313) 373-7990
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	RKT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Rocket Companies, Inc. (the “Company”) announced today that it has entered into an agreement to simplify its organizational and capital structure. Under the Transaction Agreement (as defined below), the Company will collapse its current “Up-C” structure, provide that each class of common stock of the Company will be entitled to one vote per share, and reduce its classes of common stock from four to two. Following the Up-C Collapse (as defined below), the public stockholders will continue to hold their current shares of common stock, while Mr. Daniel Gilbert and the other stockholders of Rock Holdings Inc. (“RHI”) will hold shares of common stock directly in the Company, instead of through RHI, and will no longer hold limited liability company interests (the “Holdings LLC Units”) of Rocket, LLC, a Michigan limited liability company and principal operating subsidiary of the Company (“Holdings LLC”). Additionally, the shares of common stock to be directly held by Mr. Gilbert and the other stockholders of RHI will carry one vote per share, as opposed to the ten votes per share of the Class D Common Stock (as defined below) they currently hold, directly or indirectly through RHI, in the Company. As part of the Up-C Collapse, Mr. Gilbert and the other stockholders of RHI will be prohibited from transferring or otherwise disposing of (a) the shares they receive in the Up-C Collapse prior to the first anniversary of the date of the closing of the Up-C Collapse (the “Closing Date”) and (b) 50% of their shares prior to the second anniversary of the Closing Date.

In connection with the Up-C Collapse, the Company’s board of directors authorized and declared a cash dividend (the “Special Dividend”) of $0.80 per share to the holders of the Company’s Class A common stock, par value $0.00001 per share (the “Class A Common Stock”). The Special Dividend will be paid on April 3, 2025 to holders of the Class A Common Stock of record as of the close of business on March 20, 2025. The Special Dividend will be paid prior to the Up-C Collapse so no dividend will be payable with respect to the shares of Class L Common Stock (as defined below) received by Mr. Gilbert and other RHI stockholders in the Up-C Collapse, as those stockholders previously received the economic benefit of such distribution on account of their Holdings LLC Units.

The Company believes that the simplification of its organizational structure and providing that all shares of common stock of the Company will be entitled to one vote per share will provide various benefits to the Company and its stockholders, including, among other things, enhancing equity liquidity, improving the Company’s ability to use its common stock as acquisition currency in acquisition transactions and creating a clearer corporate profile.

Item 1.01	Entry into a Material Definitive Agreement.

Transaction Agreement

On March 9, 2025, the Company entered into the Transaction Agreement (the “Transaction Agreement”) by and among the Company, RHI, Eclipse Sub, Inc., a Michigan corporation and a direct wholly owned subsidiary of the Company (“Merger Sub 1”), Rocket GP, LLC, a Michigan limited liability company and a direct wholly owned subsidiary of the Company (“Merger Sub 2”), Mr. Gilbert, its founder and Chairman, and RHI II, LLC, a Michigan limited liability company and a direct wholly owned subsidiary of RHI (“RHI II”), to effectuate all transactions pursuant to or related to the Transaction Agreement (the “Up-C Collapse”).

Under its existing organizational structure, the Company is a holding company and its principal asset is its ownership of Holdings LLC Units. The Company is also the sole managing member of Holdings LLC. The Company’s public stockholders hold all of the issued and outstanding shares of Class A Common Stock, which are entitled to one vote per share on all matters submitted to a vote of stockholders and have economic rights (including rights to dividends and distributions upon liquidation by the Company). RHI and Mr. Gilbert hold (a) all of the issued and outstanding shares of the Company’s Class D common stock, par value $0.00001 per share (the “Class D Common Stock”), which are entitled to ten votes per share on all matters submitted to a vote of stockholders, but have no economic rights, and (b) an equal number of Holdings LLC Units, which have economic rights (including rights to dividends and distributions upon liquidation by Holdings LLC), but have no voting rights. The Company’s certificate of incorporation provides that, at any time when the aggregate voting power of the securities beneficially owned by RHI (the “RHI Securities”) would be equal to or greater than 79% of the total voting power of the Company’s outstanding stock, the number of votes per share of each RHI Security will be reduced such that the aggregate voting power of all of the RHI Securities is equal to 79%.

Following the Up-C Collapse, the public stockholders will continue to hold the issued and outstanding Class A Common Stock. As part of the Up-C Collapse, (a) RHI shareholders, in consideration for their common shares of RHI, and (b) Mr. Gilbert, in consideration for his Class D Common Stock and paired Holdings LLC Units, will receive a number of newly issued shares of the Company’s Class L common stock, par value $0.00001 per share (the “Class L Common Stock”) equivalent to one share of Class L Common Stock for each share of Class D Common Stock held by RHI and Mr. Gilbert. The shares of Class L Common Stock will be entitled to one vote per share on all matters submitted to a vote of stockholders and will have economic rights (including rights to dividends and distributions upon liquidation by the Company) that are the same as the Class A Common Stock. As a result, Mr. Gilbert and the other RHI shareholders will no longer have economic rights through their Holdings LLC Units and will instead participate, together with the public stockholders of the

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Company, directly in the economics of the Company through their ownership of common stock. Subject to certain limited exceptions, Mr. Gilbert and the other RHI shareholders will be prohibited from transferring or otherwise disposing of (a) any shares of Class L Common Stock prior to the first anniversary of the Closing Date and (b) 50% of the shares of Class L Common Stock prior to the second anniversary of the Closing Date (all such periods together, the “Lock-up Periods”). Additionally, the Company’s certificate of incorporation following the Up-C Collapse will provide that, at any time when the aggregate voting power of the outstanding Class L Common Stock would be equal to or greater than 79% of the total voting power of the Company’s outstanding stock, the number of votes per share of each share of Class L Common Stock will be reduced such that the aggregate voting power of all shares of Class L Common Stock is equal to 79%. Following the expiration or waiver of the Lock-up Periods, each share of Class L Common Stock (i) may be converted at any time, at the option of the holder, into one share of Class A Common Stock and (ii) will automatically convert into one share of Class A Common Stock immediately prior to any transfer of such share except for certain permitted transfers that will be described in the Company’s certificate of incorporation. In addition, upon the later to occur of (A) the expiration or waiver of the Lock-up Periods and (B) the date that the outstanding shares of Class L Common Stock no longer represent at least 79% of the total voting power of the issued and outstanding shares of our common stock, all shares of Class L Common Stock will automatically convert to newly issued shares of Class A Common Stock. The Company intends to issue the shares of Class L Common Stock in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and the rules thereunder, in light of the character of the RHI shareholders and the manner in which the Up-C Collapse would occur.

The Up-C Collapse will be effected pursuant to the terms of the Transaction Agreement, which has been approved by the Company’s board of directors and, pursuant to the Company’s Related Person Transactions Policy, the audit committee of the board of directors. Following the Up-C Collapse, the Company expects Mr. Gilbert to beneficially own 1,459,894,847 shares of Class L Common Stock, entitling him to 62.38% of the combined voting power on all matters submitted to a vote of stockholders. As a result, the Company expects to continue to remain a “controlled company” within the meaning of the New York Stock Exchange rules, as Mr. Gilbert will continue to hold more than a majority of the combined voting power of the Company’s common stock.

The Transaction Agreement provides that, on the terms and subject to the conditions set forth therein:

•	The Company will pay the Special Dividend of $0.80 per share to the holders of record of the Class A Common Stock with a record date as of the close of business on March 20, 2025, and a payment date of April 3, 2025;

•	RHI will effect an internal reorganization (the “RHI Pre-Closing Reorganization”) pursuant to which RHI will contribute all assets and liabilities of RHI (other than its Holdings LLC Units and equity interests in Rocket Community Fund, LLC) to RHI II and distribute the interests in RHI II to the holders of RHI Shares (as defined below);

•	The Company will effect an internal reorganization pursuant to which (i) the Company will form Rocket LP, LLC as a Michigan limited liability company and a direct wholly owned subsidiary of the Company (“Rocket Sub”) and will contribute two percent (2%) of the total outstanding Holdings LLC Units to Rocket Sub, (ii) the Company, as the sole managing member of Holdings LLC, will cause Holdings LLC to form Eclipse Merger Limited Partnership as a Michigan limited partnership and wholly owned subsidiary of Holdings LLC (“Holdings LP”), (iii) the Company will contribute its Holdings LLC Units to Merger Sub 2, following which Merger Sub 2 will become the sole managing member of Holdings LLC and (iv) Holdings LLC will merge with and into Holdings LP, following which, (x) the separate existence of Holdings LLC will cease and Holdings LP will continue as the surviving entity, (y) Merger Sub 2 will be appointed as the general partner of Holdings LP and (z) each issued and outstanding Holdings LLC Unit will be exchanged for a number of fully paid and nonassessable partnership units (the “Holdings LP Units”);

•	The Company will, in accordance with the terms of the Transaction Agreement, implement certain charter amendments to amend and restate its Amended and Restated Certificate of Incorporation, dated as of August 5, 2020, to among other things, provide for a new class of Class L Common Stock and eliminate all references to the Company’s Class B common stock, par value $0.00001 per share, the Company’s Class C common stock, par value $0.00001 per share, and Class D Common Stock;

•	The Company, RHI, Mr. Gilbert and Holdings LP will terminate the Exchange Agreement, dated as of August 5, 2020, by and among the Company, RHI, Mr. Gilbert and Holdings LP (as successor in interest to Holdings LLC) (the “Exchange Agreement”), with such termination being retroactively effective as of the date of the Transaction Agreement;

•	The Company and Mr. Gilbert shall enter into a letter agreement for the purpose of preserving certain of the information rights and other rights provided for in the Exchange Agreement;

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•	Mr. Gilbert will terminate the Rock Acquisition Corporation Shareholders Agreement, dated as of October 31, 2002, by and among RHI and its stockholders, as amended by the First Amendment to Rock Holdings, Inc. Shareholders Agreement, dated as of March 1, 2018, in accordance with the terms therein;

•	RHI II and the Company will enter into an indemnity agreement, pursuant to which, among other things, RHI II will indemnify the Company for liabilities of RHI that are not related to the Company’s business and certain other matters;

•	Merger Sub 1 will merge with and into RHI (the “First Merger”), with RHI as the surviving entity in the First Merger and becoming a direct wholly owned subsidiary of the Company, in accordance with the applicable provisions of the Michigan Business Corporation Act (the “MBCA”). In the First Merger, each voting common share of RHI, par value $0.01 per share (the “RHI Shares”), will be exchanged for the right to receive a number of fully paid and nonassessable shares of Class L Common Stock. As a result, RHI’s equityholders, directors and officers will cease to own RHI Shares;

•	Thereafter, RHI will merge with and into Merger Sub 2 (the “Second Merger” and together with the First Merger, the “Mergers”), with Merger Sub 2 as the surviving entity in the Second Merger and becoming a direct wholly owned subsidiary of the Company, in accordance with the applicable provisions of the MBCA and the Michigan Limited Liability Company Act. In the Second Merger, each RHI Share will be converted into a substantially equivalent equity interest in Merger Sub 2;

•	Following the Mergers and at the time of the DG Exchange (the “DG Exchange Effective Time”), (i) Mr. Gilbert will contribute and transfer to the Company his Holdings LP Units and shares of Class D Common Stock in exchange for the issuance to Mr. Gilbert of a number of fully paid and nonassessable shares of Class L Common Stock on a one-to-one basis (the “DG Exchange”) and (ii) Rocket will contribute the Holdings LP Units received in the DG Exchange to Merger Sub 2;

•	The Company, RHI and Mr. Gilbert will enter into an amendment to the Tax Receivable Agreement, dated as of August 5, 2020, by and among those parties (the “Tax Receivable Agreement”) to provide that the terms of the Tax Receivable Agreement will not apply to any exchanges, including for the avoidance of doubt, the DG Exchange, that occur on or following the date of the Transaction Agreement; and

•	The Company will cause Merger Sub 2, as the general partner of Holdings LP, to take all action necessary to amend and restate the amended and restated limited partnership of agreement of Holdings LP to be effective as of the DG Exchange Effective Time to remove provisions that are no longer relevant following the Up-C Collapse given that Holdings LP will become a wholly owned subsidiary of the Company.

The Up-C Collapse will not result in any early termination payments under the Tax Receivable Agreement.  Payments under the Tax Receivable Agreement will continue to be made with respect to exchanges that occurred before the date of the Transaction Agreement and no changes will be made to the methodology for calculating payments under the Tax Receivable Agreement with respect to such exchanges.

The obligation of the parties to complete the Up-C Collapse is subject to certain closing conditions, including, but not limited to, (i) the adoption of the amendment of the Company’s certificate of incorporation by the requisite approval of the Company’s stockholders (which was satisfied through a written consent of RHI), (ii) the absence of any governmental injunction or order prohibiting the consummation of any Merger or the DG Exchange contemplated by the Transaction Agreement, (iii) at least 20 business days elapsing since the Company mailed the Information Statement (as defined below) to its stockholders, (iv) the absence of any change to applicable law causing the Mergers, taken together, to fail to qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended, (v) the accuracy of each party’s respective representations and warranties, generally subject to materiality qualifiers, and (vi) the performance by the parties of their respective obligations under the Transaction Agreement in all material respects and the completion of the RHI Pre-Closing Reorganization.

The foregoing description of the Transaction Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

The Transaction Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about the parties thereto or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Transaction Agreement were made only for purposes of the Transaction Agreement as of the specific dates therein, were solely for the benefit of the parties to the Transaction Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Transaction Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and stockholders. Investors and stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as

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characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Transaction Agreement, which subsequent information may or may not be reflected in the Company’s public disclosures. The Transaction Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties thereto, the Transaction Agreement and the Up-C Collapse that will be contained in or attached as an annex to the Information Statement that the Company will file in connection with the Up-C Collapse, as well as in the other filings that will be made with the Securities and Exchange Commission (the “SEC”).

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the termination of the Exchange Agreement is incorporated by reference into this Item 1.02.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.07.

On March 9, 2025, RHI executed and delivered a written consent to the Company approving the Transaction Agreement, the Up-C Collapse and the amendment of the Company’s certificate of incorporation in accordance with the Company’s certificate of incorporation, Section 228 of the General Corporation Law of the State of Delaware and the rules of the New York Stock Exchange. No further approval of the Company’s stockholders is required to approve the Transaction Agreement or the Up-C Collapse.

Pursuant to rules adopted by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company expects to file with the SEC, and thereafter mail to its stockholders, an information statement pursuant to Schedule 14C of the Exchange Act (the “Information Statement”) to provide stockholders with information concerning the matters approved by the written consent.

Forward-Looking Statements

Some of the statements contained in this report, including statements regarding the Up-C Collapse, the expected timetable for completing the Up-C Collapse and benefits of the proposed Up-C Collapse, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are generally identified by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. These forward-looking statements reflect our views with respect to future events as of the date of this report and are based on our management’s current expectations, estimates, forecasts, projections, assumptions, beliefs and information. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. All such forward-looking statements are subject to risks and uncertainties, many of which are outside of our control, and could cause future events or results to be materially different from those stated or implied in this report. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: potential uncertainty during the pendency of the Up-C Collapse that could affect the Company’s financial performance; the possibility that the Up-C Collapse will not be completed within the anticipated time period or at all; the possibility that the Up-C Collapse will not achieve its intended benefits; and negative effects of the announcement or pendency of the Up-C Collapse on the market price of the Company’s securities and/or on the financial performance of the Company. It is not possible to predict or identify all such risks. These risks include, but are not limited to, the risk factors that are described under the section titled “Risk Factors” in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our SEC filings. We expressly disclaim any obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

The Company announced today that it entered into that Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Neptune Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”) and Redfin Corporation (“Redfin”), pursuant to which the Company agreed to acquire Redfin. In connection with the transaction contemplated by the Merger Agreement, the Company expects to file with the SEC a registration statement on Form S-4

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(the “Registration Statement”), which will include a prospectus of the Company and a proxy of Redfin (the “Proxy Statement/Prospectus”). The consummation of the proposed Redfin transaction is subject to risks and uncertainties, which include among other things, (i) the risk that the proposed Redfin transaction may not be completed in a timely basis or at all, which may adversely affect the Company’s and Redfin’s businesses and the price of their respective securities; (ii) the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed Redfin transaction, including stockholder approval by Redfin’s stockholders, and the potential failure to satisfy the other conditions to the consummation of the proposed Redfin transaction; (iii) the effect of the announcement, pendency or completion of the proposed Redfin transaction on each of the Company’s or Redfin’s ability to attract, motivate, retain and hire key personnel and maintain relationships with lead agents, partner agents and others with whom the Company or Redfin does business, or on the Company’s or Redfin’s operating results and business generally; (iv) that the proposed Redfin transaction may divert management’s attention from each of the Company’s and Redfin’s ongoing business operations; (v) the risk of any legal proceedings related to the proposed Redfin transaction or otherwise, including the risk of stockholder litigation in connection with the proposed Redfin transaction, or the impact of the proposed Redfin transaction thereupon, including resulting expense or delay; (vi) that the Company or Redfin may be adversely affected by other economic, business and/or competitive factors; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require payment of a termination fee; (viii) the risk that restrictions during the pendency of the proposed Redfin transaction may impact the Company’s or Redfin’s ability to pursue certain business opportunities or strategic transactions; (ix) the risk that the anticipated benefits and synergies of the proposed Redfin transaction may not be fully realized or may take longer to realize than expected; (x) the impact of legislative, regulatory, economic, competitive and technological changes; (xi) risks relating to the value of the Company securities to be issued in the proposed Redfin transaction; (xii) the risk that integration of the Company and Redfin businesses post-closing may not occur as anticipated or the combined company may not be able to achieve the growth prospects expected from the Redfin transaction; and (xiii) the effect of the announcement, pendency or completion of the proposed Redfin transaction on the market price of the common stock of each of the Company and Redfin. These risks, as well as other risks related to the proposed Redfin transaction, will be described in the Registration Statement that will be filed with the SEC in connection with the proposed Redfin transaction. While the list of factors presented here and the list of factors to be presented in the Registration Statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Additional factors that may affect future results are contained in each company’s filings with the SEC, including each company’s most recent Annual Report on Form 10-K, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available at the SEC’s website at http://www.sec.gov.  The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward looking statements as a result of developments occurring after the date hereof is hereby disclaimed.

Additional Information and Where to Find It

The Company will prepare and file the Information Statement for its stockholders with respect to the adoption of the Transaction Agreement and may file or furnish other documents with the SEC regarding the Up-C Collapse. When completed, a definitive Information Statement will be mailed or provided to the Company’s stockholders. This Current Report on Form 8-K is not a substitute for the Information Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the Up-C Collapse. Stockholders of the Company are urged to read all relevant documents filed with the SEC, including the Information Statement, as well as any amendments or supplements to these documents, carefully when they become available because they will contain important information about the Up-C Collapse.

In connection with the proposed Redfin transaction, the Company plans to file with the SEC the Registration Statement on Form S-4, containing the Proxy Statement/Prospectus. After the Registration Statement has been declared effective by the SEC, the Proxy Statement/Prospectus will be delivered to stockholders of Redfin. Investors and securityholders of the Company and Redfin are urged to read the Registration Statement and any other relevant documents filed with the SEC, including the Proxy Statement/Prospectus that will be part of the Registration Statement when they are available because they will contain important information about the Company, Redfin, the proposed Redfin transaction and related matters.

Investors and securityholders of the Company and Redfin will be able to obtain copies of the Information Statement, the Registration Statement and the Proxy Statement/Prospectus, when they become available, as well as other filings with the SEC that will be incorporated by reference into such documents, containing information about the Company and Redfin, without charge, at the SEC’s website at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge under the SEC Filings heading of the Investor Relations section of the Company’s website at ir.rocketcompanies.com. Copies of the documents filed with the SEC by Redfin will be available free of charge under the Financials & Filings heading of the Investor Relations section of Redfin’s website at investors.redfin.com.

Participants in Solicitation

The Company and Redfin and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Redfin’s stockholders in respect of the Redfin

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transaction under the rules of the SEC.  Information regarding the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and the Company’s proxy statement, dated April 26, 2024, for its 2024 annual meeting of stockholders, which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of the Company’s securities by the Company’s directors or executive officers from the amounts described in the Company’s 2024 proxy statement have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Company’s 2024 proxy statement and are available at the SEC’s website at http://www.sec.gov. Information regarding Redfin’s directors and executive officers is available in Redfin’s Annual Report on Form 10-K for the year ended December 31, 2024 and Redfin’s proxy statement, dated April 25, 2024, for its 2024 annual meeting of stockholders, which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of Redfin’s securities by Redfin’s directors or executive officers from the amounts described in Redfin’s 2024 proxy statement have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of Redfin’s 2024 proxy statement and are available at the SEC’s website at http://www.sec.gov.  Additional information regarding the interests of such participants will be included in the Registration Statement containing the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Transaction Agreement, dated as of March 9, 2025, by and among Rocket Companies, Inc., Rock Holdings Inc., Eclipse Sub, Inc., Rocket GP, LLC, Daniel Gilbert and RHI II, LLC.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*	Certain schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K promulgated by the SEC. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2025

ROCKET COMPANIES, INC.

By:	/s/ Tina V. John
Name:	Tina V. John
Title:	Executive Legal Counsel and Secretary

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